--------------------------------------------------------------------------------

                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.

                                    ANNUAL

                                    REPORT

                               OCTOBER 31, 1999

                               [graphic omitted]

--------------------------------------------------------------------------------

                                                             December 22, 1999

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On October 29, 1999, the net asset value of the Fund was $6.98, as compared to $7.97 on October 31, 1998. During the fiscal period ended October 31, 1999 the Fund paid dividends to common stock shareholders in the amount of $1.26 per share; the total dividends paid for the trailing twelve month period were $1.26 per share.

1999 SPECIAL STOCKHOLDERS' MEETING:
    At the Special Meeting of Stockholders held on December 17, 1999 the stockholders elected six additional Directors of the Fund and approved a new Advisory Agreement between the Fund and Highland Capital Management LLP., both of which will become effective upon the sale of certain of the assets and goodwill of Prospect Street Investment Management Co., Inc. to Highland (the "Transaction"), which is scheduled for January 21, 2000. The transaction remains subject to the refinancing by the Fund of its outstanding $50 million senior loan facility and certain other conditions.

RIGHTS OFFERING:
    The Fund completed a transferable rights offering to shareholders of record on January 26, 1999. The Fund raised net proceeds of approximately $55 million. The Fund issued 6,630,663 new common shares, increasing the total shares outstanding to 26,468,651. The offering was accretive to shareholders as the subscription price for new shares exceeded the then net asset value. The net proceeds were invested during the month of April at yields roughly equal to the Fund's then current yield.

THE HIGH YIELD MARKET:
    The high yield market continued to be impacted by structural changes by both buy side participants and sell side participants. Reduced willingness to provide capital to trading secondary issues, continued aversion to risk, as well as increased credit rating downgrades and defaults resulted in a substantial widening of spreads in the high yield corporate bond market as compared with the high grade corporate market and the US Treasury market. Also, the same narrowing of outperforming issues and industries we see in the equity markets has prevailed in the high yield bond market.

    The buy side participants, particularly the high yield mutual funds have seen their cash inflows shrink resulting in net outflows of $(663) million from January 1, 1999 to October 31, 1999. Also, continued loss of market value has resulted in a reduced willingness to invest in all but the most liquid issues.

    The newest participants to the high yield market, the Collateralized Bond Obligation (CBO) funds, were stressed during 1999 due to rising default levels and rating downgrades. These twin events resulted in substantial portfolio adjustments by the CBO's at a time of reduced liquidity in the market contributing to substantially more price volatility and resulting in lower prices to clear the market.

    The high yield index as measured by the DLJ High Yield Index generated a total return of 6.09% for the twelve month period ended October 31, 1999. The Index for the B3/B- sector of the high yield market, which is more reflective of the Fund's holdings generated a 7.74% total return for the twelve months ended October 31, 1999. At October 31, 1999, the spread between high yield securities and comparable U.S. Government securities stood at 609 basis points compared to 735 basis points at October 31, 1998.

THE FUND'S INVESTMENTS:
    The total return on the Fund's net assets for the twelve months ended October 31, 1999, assuming reinvestment of dividends, was approximately 2.6%. The total investment return on the Fund's per share market price was (11.78%) for the twelve months ended October 31, 1999. The variation from the total return on net assets is attributable to the decline in the per share market value premium from 28.5% to14.0% during the period.

    Factors contributing to this performance were lower valuations of many of the Fund's investments for some of the reasons discussed above, including generally prevailing adverse market conditions, attributable to higher interest rates, higher default rates and diminished liquidity in the high-yield sector; and defaulted interest payments and related non-accrual of investment income with respect to a number of the Fund's investments.

    As of October 31, 1999, the Fund held 148 issues representing 29 industry groups. Cash and short-term investments represented approximately 1% of our holdings. The average market price of the Fund's high yield securities was $57.88 with an average coupon of 10.8%.

DIVIDEND REDUCTION:
    On December 10, 1999, the Board of Directors voted to reduce the monthly dividend rate to $0.095 per share from $0.105 per share. The first such dividend is payable December 31, 1999 to stockholders of record on December 21, 1999. Distributions on common stock are declared based on annual projections of the Fund's taxable net income.

INVESTMENT OUTLOOK:
    The high yield market has undergone significant changes in the past twelve to eighteen months. Some of the positive factors benefiting the high yield corporate market, are:

    1. The U.S. domestic economy continues to exhibit strength. However, this factor has provided less support for the high yield market than historically and this may continue to be the case in 2000.

    2. Many foreign economies have performed better than anticipated during 1999 putting less pressure on global financial markets as we enter 2000.

    3. New money in the form of CBO's and foreign capital seeking higher risk adjusted returns are expected to create continued demand for high yield securities in the year 2000.

    4. The absolute yield available to high yield investors and the spread advantage to other fixed income investments appears historically attractive as we enter 2000.

    Some of the factors that could continue to negatively impact the high yield market are:

    1. Problems with the changeover at year-end from 1999 to 2000 could result in disruption to economic activity with resulting turmoil in the capital market which would impact the price and valuation of securities.

    2. Defaults have risen during 1999 and the continued increase in both the percentage of defaulted issues outstanding as well as their absolute dollar amount would continue to negatively impact the high yield market. Also, continued credit rating downgrades by the major rating agencies would also be a negative factor for the market.

    3. Federal Reserve policy changes could have more impact on the high yield market as less and less issuers have access to the market and would become more dependent on availability of credit from commercial banks.

    4. The size of the high yield market, approximately $650 billion, makes any diminution of available capital a cause of concern. A prolonged period of depressed market valuations could begin to further reduce the flow of money to the high yield sector.

YEAR 2000 PROBLEM:
    Many computer systems were designed using only two digits to signify the year (i.e. 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns or errors. To the extent these systems conduct forward- looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problem. The cost of any systems remediation by persons other than the Fund or the Adviser will not be borne by the Fund. However, no assurance can be given that the actions taken by the Adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund, including a material adverse impact. The Adviser cannot assure the Fund that certain of the companies in which it has invested (or in which it may hereafter invest) may be adversely affected, directly or indirectly, by Year 2000-related problems, which could impact the value of such investments.

CONCLUSION:
    The high yield market has grown substantially in the past five years and offers investors attractive returns.

    Management continues to evaluate the Fund's investments, seeking to generate a high current income and maximize the Fund's total return.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.

                                        Richard E. Omohundro, Jr.
                                        President

                                    /s/ John A. Frabotta

                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

                                    /s/ C. William Carey

                                        C. William Carey
                                        Chairman of the Board of Directors

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

FIXED INCOME -- 90.44%
                                                                 Ratings
                                                            ------------------
 Par                                                        Standard                  Value
Value         Description                                   & Poor's    Moody's      (Note 2)
-----         -----------                                   --------    -------      --------
              AGRICULTURAL CHEMICALS/FARMING -- 0.63%
$  5,000,000  LaRoche Industries Inc., 9 1/2%, sr. sub.
                notes, series B, 09/15/07 ..............    B           Caa2         $  1,500,000
                                                                                     ------------
              AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING
              -- 1.76%
     375,000  Aftermarket Technology Corp., 12%, sr.
                sub. notes, series B, 08/01/04              B-          B2                376,875
   2,000,000  Collins & Aikman Products Co., 11 1/2%,
                gtd. sr. sub. notes, 04/15/06               B           B2              1,930,000
   2,000,000  Holley Performance Products, 12 1/4%, sr.
                notes, 09/15/07, 144A ..................    B+          B2              1,880,000
                                                                                     ------------
                                                                                        4,186,875
                                                                                     ------------
              BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/
              CONSUMER CREDIT -- 3.76%
   2,625,000  Altiva Financial Corp.,12 1/2%, sub.
                notes, 12/01/01 ........................    B-          Ca              1,397,812
   1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 .    NR          NR                847,500
   1,000,000  Imperial Credit Industries Inc., 9 7/8%,
                sr. notes, series B, 01/15/07* .........    B-          B3                760,000
   1,500,000  Life Federal Savings Bank, 13 1/2%, sub.
                debs, 03/15/04 .........................    NR          NR              1,500,000
     500,000  Local Financial Corp., 11%, sr. notes,
                09/05/04, 144A .........................    NR          NR                505,000
   2,000,000  Metris Companies Inc., 10 1/8%, sr. notes,
                07/15/06, 144A .........................    B+          Ba3             1,810,000
   2,000,000  Nationwide Credit Inc., 10 1/4%, sr.
                notes, 01/15/08 ........................    B-          B3              1,200,000
   1,000,000  Ocwen Federal Bank FSB, 12%, sub. debs.,
                06/15/05 ...............................    B+          B1                950,000
                                                                                     ------------
                                                                                        8,970,312
                                                                                     ------------
              BROADCASTING - TV/CABLE/RADIO/
              PUBLISHING -- 12.42%
   7,480,000 AMSC Acquisition Co., Inc., 12 1/4%, gtd.
                sr. notes, 04/01/08 ....................    NR          NR              5,610,000
      17,107  Australis Media Ltd., 0%, gtd. sr. secd.
                disc. notes, 05/15/03 (b)* .............    D           NR                      0
   1,000,000  Australis Media Ltd., 0%, sr. secd. disc.
                notes, 05/15/03 (b)* ...................    D           NR                      0
   3,400,000  CIA Latino Americano, 12%, sr. notes,
                06/01/04 ...............................    B+          NR              2,108,000
   8,404,000  DIVA Systems Corp., 0%, sr. disc. notes,
                series B, 03/01/08 .....................    NR          NR              2,101,000
   3,350,000  Globalstar L.P., 11 3/8%, sr. notes,
                02/15/04 ...............................    B           Caa1            2,244,500
   2,000,000  Net Sat Services, 12 3/4%, sr. notes,
                08/05/04 ...............................    B-          Caa1            1,820,000
   2,000,000  Optel Inc., 11 1/2%, sr. notes, 07/01/08 .    D           Caa3              980,000
   1,000,000  Park n View Inc., 13%, sr. notes, series
                B, 05/15/08 ............................    CCC+        B3                750,000
     200,000  RBS Participaco, 14%, notes, 12/15/03 ....    B+          NR                195,000
   2,000,000  Spanish Broadcasting System Inc., 12 1/2%,
                sr. notes, 06/15/02 ....................    B-          B2              2,290,000
   1,000,000  Star Choice Communications, 13%, sr. secd.
                notes, 12/15/05 ........................    B           B3                995,000
  14,300,000  Supercanal Holdings S. A., 11 1/2%, sr.
                notes, 05/15/05 (e) ....................    D           Caa3            7,150,000
   4,500,000  Vialog Corporation, 12 3/4%, sr. notes,
                series B, 11/15/01 .....................    B-          Caa3            3,375,000
                                                                                     ------------
                                                                                       29,618,500
                                                                                     ------------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 4.38%
   1,000,000  AXIA Inc., 10 3/4%, gtd. sr. sub. notes,
                07/15/08 ...............................    B-          B3                920,000
     500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub.
                notes, 12/31/06 ........................    B-          B3                475,625
   2,000,000  Chatwins Group Inc., 13%, sr. exch. notes,
                05/01/03 ...............................    B-          B2              1,700,000
   1,500,000  Clark Material Handling Corp., 10 3/4%,
                sr. notes, series D, 11/15/06 ..........    B-          Caa1              990,000
   2,000,000  Haynes International Inc., 11 5/8%, sr.
                notes, 09/01/04 ........................    B-          B3              1,757,500
   1,000,000  Key Components LLC, 10 1/2%, gtd. sr.
                notes, 06/01/08 ........................    B-          B3                950,000
   4,000,000  Pentacon Inc., 12 1/4%, sr. sub. notes,
                04/01/09 ...............................    B-          B3              3,640,000
                                                                                     ------------
                                                                                       10,433,125
                                                                                     ------------
              DIVERSIFIED/CONGLOMERATE SERVICES -- 0.24%
     550,000  Coinmach Corp., 11 3/4%, sr. notes, series
                D, 11/15/05 ............................    B           B2                569,250
                                                                                     ------------
              ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS
              -- 4.36%
   1,000,000  Amkor Technology Inc., 10 1/2%, sr. sub.
                notes, 05/01/09, 144A ..................    B           B2                957,500
     500,000  Decision Holdings Corp., 0%, units,
                08/01/08 (e)* ..........................    C           C                   1,250
   3,000,000  EV International Inc., 11%, sr. sub.
                notes, series A, 03/15/07 ..............    CCC+        B3              2,100,000
   1,000,000  Instron Corporation, 13 1/4%, units, 09/
                15/09 ..................................    B-          B3              1,000,000
   2,000,000  Knowles Electronics Inc., 13 1/8%, sr.
                sub. notes, 10/15/09, 144A .............    B-          B3              1,960,000
   3,000,000  Phase Metrics Inc., 10 3/4%, sr. notes,
                02/01/05 ...............................    NR          B-                450,000
   2,000,000  Precise Technology Inc., 11 1/8%, sr. sub.
                notes, series B, 06/15/07 ..............    B-          B3              1,860,000
   1,300,000  Sharp Do Brasil, 9 5/8%, notes, 10/30/05 .    NR          NR                390,000
   2,000,000 Special Devices Inc., 11 3/8%, sr. sub.
                notes, 12/15/08 ........................    B-          B3              1,670,000
                                                                                     ------------
                                                                                       10,388,750
                                                                                     ------------
              FINANCIAL SERVICES -- 3.00%
   1,000,000  Beal Financial Corp., 12 3/4%, sr. notes,
                08/15/00 ...............................    B           B2              1,022,500
     425,000  First Federal Financial Corp., 11 3/4%,
                notes, 10/01/04 ........................    B+          B2                429,250
     500,000  Hawthorne Financial Corporation, 12 1/2%,
                sr. notes, 12/31/04 ....................    NR          NR                470,000
     750,000  Indah Kiat International Finance Co.,
                12 1/2%, gtd. secd. notes, 06/15/06 ....    CCC+        Caa1              540,000
   2,000,000  Provident CBO I Inc., 10 5/8%, sr. secd.
                notes,
                class C, 12/09/10, 144A ................    NR          NR              1,780,000
   3,500,000  Resource America Inc., 12%, sr. notes,
                08/01/04 ...............................    B-          Caa1            2,905,000
                                                                                     ------------
                                                                                        7,146,750
                                                                                     ------------
              FOOD/TOBACCO -- 2.57%
   1,000,000 Advantica Restaurant Group, 11 1/4%, sr.
                notes, 01/15/08 ........................    B           B2                775,000
   3,105,000  American Rice Inc., 13%, mtg. notes,
                07/31/02 (b)* ..........................    NR          Ca              1,242,000
   1,000,000  North Atlantic Trading Inc., 11%, sr.
                notes, 06/15/04 ........................    B           B3                930,000
   2,600,000  RAB Enterprises, 10 1/2%, sr. notes,
                05/01/05 ...............................    CCC+        B3              1,612,000
   1,000,000  Sun World International Inc., 11 1/4%,
                1st. mtg. notes, series B, 04/15/04 ....    B           B2              1,003,750
   4,000,000  Sunbeam Corp., 0%, conv. sr. sub. debs,
                03/25/18 ...............................    NR          Caa2              560,000
                                                                                     ------------
                                                                                        6,122,750
                                                                                     ------------
              GENERAL & SPECIALTY RETAIL -- 1.69%
   1,000,000  Mothers Work Inc., 12 5/8%, sr. notes,
                08/01/05 ...............................    B           B3              1,098,400
   1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr.
                ctf. backed notes, series B, 12/15/00 ..    NR          NR              1,000,000
   2,250,000  Wickes Inc, 11 5/8%, sr. sub. notes,
                12/15/03 ...............................    CCC+        Caa1            1,918,125
                                                                                     ------------
                                                                                        4,016,525
                                                                                     ------------
              GROCERY/CONVENIENCE FOOD STORES -- 0.62%
   2,000,000  Homeland Stores Inc., 10%, sr. notes,
                08/01/03 ...............................    NR          NR              1,480,000
                                                                                     ------------
              HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 3.09%
$  3,715,000  Complete Management Inc., 8%, conv. sub.
                deb., 08/15/03 (e)* ....................    NR          NR                185,750
   5,006,000  Complete Management Inc., 8%, conv. sub.
                deb., 12/15/03 (e)* ....................    NR          NR                250,300
   2,000,000  Global Health Sciences Inc., 11%, sr.
                notes, 05/01/08 ........................    B+          Caa1            1,040,000
   1,000,000  Omnicare Inc., 5%, conv. sub. deb.,
                12/01/07 ...............................    BBB-        Ba3               625,000
   5,000,000  PHP Healthcare Corp., 6 1/2%, conv. sub.
                deb., 12/15/02 (b)* ....................    NR          C                 250,000
   1,500,000  Rite Aid, 7 1/8%, sr. notes, 01/15/07 ....    BB          Ba2             1,005,000
   3,500,000  Total Renal Care Holdings Inc., 7%, conv.
                sub. notes, 05/15/09, 144A .............    B           B1              2,218,125
   2,000,000  Uromed Corp., 6%, conv. sub. notes,
                10/15/03 ...............................    NR          NR              1,140,000
   2,000,000  Vista Eyecare Inc., 12 3/4%, sr. notes,
                10/15/05 ...............................    CCC+        Caa1              640,000
                                                                                     ------------
                                                                                        7,354,175
                                                                                     ------------
              HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS -- 3.06%
   2,000,000  Derby Cycle Corp., 10%, sr. notes,
                05/15/08 ...............................    CCC+        Caa1            1,140,000
   2,000,000  Indesco International Inc., 9 3/4%, sr.
                sub. notes, 04/15/08 ...................    B-          Caa2            1,000,000
     500,000  Remington Products Co., LLC, 11%, sr. sub.
                notes, series B, 05/15/06                   CCC+        B3                375,000
   2,000,000  Syratech Corp., 11%, sr. notes, 04/15/07 .    CCC+        Caa1            1,405,000
   3,500,000 Winsloew Furniture Inc., 12 3/4%, units,
                08/15/07 ...............................    B-          B2              3,377,500
                                                                                     ------------
                                                                                        7,297,500
                                                                                     ------------
              HOTEL/GAMING -- 0.72%
   2,000,000  Epic Resorts LLC, 13%, gtd., sr. secd.
                notes, series B, 06/15/05 ..............    B-          B3              1,722,500
                                                                                     ------------
              INSURANCE COMPANIES -- 0.25%
   1,000,000  Superior National Insurance Group Inc.,
               10 3/4%, pfd. trust notes, 12/01/17 .....    BB          B1                600,000
                                                                                     ------------
              LEISURE/AMUSEMENT/MOTION PICTURES -- 3.44%
   4,200,000 Booth Creek Ski Holdings Inc., 12 1/2%,
                sr. notes, series B, 03/15/07 ..........    CCC+        Caa1            3,066,000
  20,125,000  Marvel Holdings Inc., 0%, sr. secd. disc.
                notes, series B, 04/15/98 (b)* .........    NR          NR                201,250
   2,000,000  Premier Cruise Ltd., 11%, sr. notes,
                03/15/08, 144A (e)* ....................    D           B3                 67,500
   5,000,000  Silver Cinemas International Inc.,
                10 1/2%, sr. sub. notes, 04/15/05 ......    C           Ca              2,500,000
   2,000,000  United Artists Theater Co., 9 3/4%, sr.
                sub. notes, 04/15/08 ...................    CCC         Caa3              300,000
   6,600,000  V2 Music Holdings PLC., 0%, sr. disc.
                notes, 04/15/08, 144A ..................    NR          NR              2,079,000
                                                                                     ------------
                                                                                        8,213,750
                                                                                     ------------
              MACHINERY -- 0.05%
   3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes,
                series B, 12/15/03 (b)* ................    NR          NR                130,000
                                                                                     ------------
              METALS/MINING -- 6.21%
   5,600,000  Anker Coal Group Inc., 14 1/4%, sr. notes,
                series B, 09/01/07, 144A ...............    NR          NR              4,760,000
   1,000,000  Better Minerals & Aggregates Co., 13%, sr.
                sub. notes, 09/15/09, 144A .............    B-          B3                990,000
   1,500,000  Continental Global Group Inc., 11%, sr.
                notes, series B, 04/01/07 ..............    B-          B3                856,875
   5,390,000  IMPSA Industrias Metalurgy, 9 1/2%, sr.
                notes, 05/31/02 ........................    B+          B2              3,287,900
   1,500,000  International Knife and Saw, 11 3/8%, sr.
                sub. notes, 11/15/06 ...................    CCC+        Caa1            1,125,000
   3,000,000  PT Alatief Freeport, 9 3/4%, gtd. sr.
                notes, 04/15/01 ........................    CCC+        B3              2,640,000
   1,000,000  Recycling Industries Inc., 13%, sub.
                notes, 12/05/05, 144A (b)* .............    NR          NR                 10,000
   1,500,000  TVX Gold Inc., 5%, conv. notes, 03/28/02 .    NR          NR              1,140,000
                                                                                     ------------
                                                                                       14,809,775
                                                                                     ------------
              NON-AGRICULTURAL CHEMICALS/PLASTICS -- 2.41%
   1,000,000  RBX Corp., 12%, sr. secd. notes, series B,
                01/15/03 ...............................    B+          B3                780,000
   2,500,000  Sterling Chemicals Inc., 11 3/4%, sr. sub.
                notes, 08/15/06 ........................    B           Caa3            1,725,000
   2,000,000  Sweetheart Cup Inc., 9 5/8%, sr. secd.
                notes, 09/01/00 ........................    B+          B2              1,940,000
   1,500,000  Sweetheart Cup Inc., 10 1/2%, sr. secd.
                notes, 09/01/03 ........................    B-          Caa1            1,305,000
                                                                                     ------------
                                                                                        5,750,000
                                                                                     ------------
              OIL/NATURAL GAS/OIL SERVICES -- 7.83%
   3,000,000 Abraxas Petroleum Corp., 12 7/8%, sr.
                secd. notes, 03/15/03 ..................    NR          B3              3,030,000
   3,125,000  Belden & Blake Corp., 9 7/8%, sr. sub.
                notes, series B, 06/15/07 ..............    CCC-        Caa1            1,906,250
   1,000,000  Eott Energy Partners LP, 11%, sr. notes,
                10/01/09 ...............................    BB          Ba2             1,022,500
   3,750,000  First Wave Marine Inc., 11%, sr. notes,
                02/01/08 ...............................    B-          B3              2,737,500
   3,706,000  Kelley Oil & Gas Corp., 14%, sr. secd.
                notes, 04/15/03 ........................    B-          B3              3,631,880
   3,435,000  Northern Offshore, 10%, sr. notes,
                05/15/05 ...............................    B-          Caa2            2,095,350
   5,930,000  Southwest Royalties Inc., 10 1/2%, sr.
                notes, series B, 10/15/04 ..............    CCC-        Caa2            2,861,225
   2,050,000  United Refining Co., 10 3/4%, sr. notes,
                series B, 06/15/07 .....................    B-          B3              1,378,625
                                                                                     ------------
                                                                                       18,663,330
                                                                                     ------------
              PACKAGING/CONTAINERS -- 1.09%
     500,000  Portola Packaging Inc., 10 3/4%, sr.
                notes, 10/01/05 ........................    B           B2                507,500
   2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes,
                series B, 04/01/07 .....................    B-          B3              2,100,000
                                                                                     ------------
                                                                                        2,607,500
                                                                                     ------------
              PAPER/FOREST PRODUCTS/PRINTING -- 0.11%
   1,000,000  FSW International Finance Co., 12 1/2%,
                gtd. sub. notes, 11/01/06 (e)* .........    D           Ca                257,500
                                                                                     ------------
              PERSONAL & MISCELLANEOUS SERVICES -- 0.63%
   2,400,000  AAI Foster Grant Inc., 10 3/4%, sr. notes,
                07/15/06 ...............................    CCC+        Caa3              840,000
   1,000,000  Styling Technology Corp., 10 7/8%, gtd.
                sr. sub. notes, 07/01/08 ...............    CCC+        B3                650,000
                                                                                     ------------
                                                                                        1,490,000
                                                                                     ------------
              POLLUTION CONTROL/WASTE REMOVAL -- 0.09%
     500,000  GNI Group Inc., 10 7/8%, gtd. sr. notes,
                07/15/05 ...............................    B           B2                208,750
                                                                                     ------------
              PUBLIC UTILITY/ELECTRIC POWER/HYDRO
              POWER -- 0.73%
   3,000,000  Aqua Chem Inc., 11 1/4%, sr. sub. notes,
                07/01/08 ...............................    CCC+        B3              1,732,500
                                                                                     ------------
              REAL ESTATE DEVELOPMENT/REITS/BUILDING/
              CONSTRUCTION -- 1.98%
   1,000,000  American Architectural Products, 11 3/4%,
                gtd. sr. notes, 12/01/07 ...............    CCC+        Caa1              300,000
     290,820  Bramalea Limited, 11 1/8%, 03/22/98 (b)* .    NR          NR                      0
   2,000,000  Fortress Group Inc., 13 3/4%, sr. notes,
                05/15/03 ...............................    NR          B3              1,200,000
     750,000  Peters, J.M., Inc., 12 3/4%, sr. notes,
                05/01/02 ...............................    B-          B3                630,000
   3,375,000  Presley Companies, 12 1/2%, sr. notes,
                07/01/01 ...............................    CCC         B3              2,581,875
                                                                                     ------------
                                                                                        4,711,875
                                                                                     ------------
              TELEPHONE/COMMUNICATIONS -- 18.50%
     348,000  Alvey Systems, Inc., 11 3/8%, sr. sub.
                notes, 01/31/03 ........................    B-          B3                354,960
   3,250,000  Arch Escrow Corp., 13 3/4%, sr. notes,
                04/15/08, ..............................    B-          B3              2,632,500
   4,000,000  COVAD Communications Group, 12 1/2%, sr.
                disc. notes, 02/15/09 ..................    B-          B3              4,120,000
   1,500,000  Consorcio Ecuatoriano de
                Telecomunicationes SA, 14%, notes,
                series B, 05/01/02 .....................    NR          NR                450,000
   1,400,000  Conecel Holdings Ltd., 14%, units,
                10/01/00 ...............................    NR          NR                140,000
     500,000  Conecel Holdings Ltd., 14%, units,
                10/01/00 ...............................    NR          NR                 50,000
   4,000,000  Dolphin Telecom PLC., 0%, sr. disc. notes,
                05/15/09, 144A .........................    CCC+        Caa1            1,800,000
     500,000  Econophone Inc., 13 1/2%, sr. notes,
                07/15/07 ..................................    NR          NR                522,500
   2,000,000  First World Communications, 0%, sr. notes,
                04/15/08 ...............................    NR          NR              1,070,000
   2,000,000  Globix Corp., 13%, sr. notes, 05/01/05 ...    NR          NR              1,740,000
   2,000,000 Innova S De R.L., 12 7/8%, sr. exch.
                notes, 04/01/07 ........................    B-          B3              1,640,000
   8,200,000  Innova S De R.L., 12 7/8%, reg. sr. notes,
                04/01/07 ...............................    B-          B3              6,642,000
   2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07
                (d) ....................................    NR          Ca                 60,000
   1,000,000  Knology Holdings Inc., 0%, sr. disc.
                notes, 10/15/07 ........................    NR          NR                570,000
   5,835,000  MGC Communications Inc., 13%, sr. secd.
                notes, series B, 10/01/04 ..............    B-          Caa2            5,718,300
   3,000,000  Orbital Imaging Corp., 11 5/8%, sr. notes,
                series D, 03/01/05 .....................    CCC+        NR              1,950,000
   5,000,000  Splitrock Services Inc., 11 3/4%, sr.
                notes, series B, 07/15/08 ..............    NR          NR              4,612,500
   1,500,000  Telehub Communications Corp., 0%, sr.
                disc. notes, 07/31/05 ..................    NR          NR                150,000
   6,000,000  Telesystem International Wireless Inc.,
                0%, sr. disc. notes, series C, 11/01/07     CCC+        Caa1            2,820,000
   2,000,000  Total Access Communication Ltd., 7 5/8%,
                bonds, 11/04/01, 144A ..................    BB-         B2              1,660,000
   3,000,000  USA Mobile Communications Inc., 9 1/2%,
                sr. notes, 02/01/04 ....................    B-          B3              2,280,000
   2,000,000  Viatel Inc., 11 1/4%, sr. notes, 04/15/08     NR          B-              1,880,000
   2,000,000  Viatel Inc., 0%, sr. disc. notes, 04/15/08    B-          B3              1,240,000
                                                                                     ------------
                                                                                       44,102,760
                                                                                     ------------
              TEXTILES/OTHER MANUFACTURING/APPAREL -- 1.20%
   5,000,000  Converse Inc., 7%, conv. sub. notes,
                06/01/04 ...............................    NR          NR                525,000
     150,000  GPO Synkro SA, 12%, bonds, 04/01/02 ......    NR          NR                112,500
   1,000,000  Glenoit Corp., 11%, sr. sub. notes,
                04/15/07 ...............................    CCC+        B3                660,000
   1,000,000  Norton McNaughton Inc., 12 1/2%, sr.
                notes, 06/01/05 ........................    B           B2                850,000
   2,000,000  Pillowtex Corp., 10%, sr. sub. notes,
                04/15/06 ...............................    CCC+        B2                720,000
                                                                                     ------------
                                                                                        2,867,500
                                                                                     ------------
              TRANSPORTATION/AIRLINES/BUS -- 3.62%
   1,000,000  Cenargo International Ltd., 9 3/4%, 1st
                mtg. notes, 06/15/08 ...................    B+          Ba3               850,000
   1,418,031  Mexico City Toluca Toll, 11%, notes,
                05/19/02, 144A .........................    NR          NR                992,622
   3,000,000  Sabreliner Corp., 11%, sr. notes,
                06/15/08, 144A .........................    B           Ca              2,040,000
   6,910,000  TRISM Inc., 10 3/4%, gtd. sr. sub. notes,
                12/15/00 (e) ...........................    D           Caa3            1,658,400
   2,000,000  Trans World Airlines Inc., 11 1/2%, sr.
                secd. notes, 12/15/04 ..................    CCC         B2              1,420,000
   2,000,000  Trans World Airlines Inc., 12%, sr. secd.
                notes, 04/01/02 ........................    NR          B2              1,660,000
                                                                                     ------------
                                                                                        8,621,022
                                                                                     ------------
              TOTAL FIXED INCOME (cost $264,669,725)...........................      $215,573,274
                                                                                     ------------

            The accompanying notes are an integral part of these financial statements.

COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 5.09%
                                                                              Value
                                                                              Value
Units         Description                                                    (Note 2)
-----         -----------                                                    --------
      62,031  AMC Financial Inc.* .....................................        $  341,171
      41,668  Altiva Finanacial Corp.* ................................           145,838
      10,000  American Capital Strategies .............................           209,375
       7,480  American Mobile Satellite, warrants, 144A* ..............           112,200
       2,000  American Telecasting Inc., warrants* ....................                20
     185,900  Ames Department Stores Inc., excess cash flow pmt.,
                series A* .............................................                 0
         131  Anker Coal Group Inc.* ..................................                 1
      43,800  Annaly Mortgage Management Inc. .........................           377,775
      50,000  Anthracite Capital Inc. .................................           340,625
       5,806  Apartment Investment & Management, class A* .............           218,451
       2,000  Bell Technology Group Ltd., warrants* ...................                 0
      13,532  Brooke Group Ltd. .......................................           207,209
         550  CS Wireless Systems Inc., 144A* .........................                 1
      50,000  Capital Automotive, REIT ................................           637,500
       5,925  Capital Pac Holdings Inc., warrants, 144A* ..............             5,925
     100,000  Commodore Separation Technology, warrants* ..............             9,000
     100,000  Commodore Separation Technology, sr. conv. pfd. .........            31,300
       7,887  Cort Business Services Corp.* ...........................           160,205
       6,000  DIVA Systems Corp., warrants, 144A* .....................           712,020
      25,212  DIVA Systems Corp., warrants* ...........................           201,696
         500  Econophone Inc., warrants, 144A* ........................            40,000
       1,000  Epic Resorts LLC., warrants, 144A* ......................             1,000
       8,862  Equus Gaming Co. L.P.* ..................................            12,185
      20,000  Excel Legacy Corp.* .....................................            83,750
      25,000  FBR Asset Investment Corp., 144A* .......................           275,000
       2,000  First World Communications, warrants, 144A* .............           160,000
      10,000  GIGA Information Group Inc.* ............................            33,125
      17,251  GP Strategies Corp.* ....................................           202,699
       2,000  Global Star L.P.* .......................................               270
      28,000  Gothic Energy Corp., warrants* ..........................            32,200
       9,533  Gothic Energy Corp., warrants, 144A* ....................                95
      20,000  HRPT Properties Trust ...................................           183,750
      11,000  HarCor Energy Inc., warrants* ...........................             6,864
      10,000  Hospitality Properties Trust ............................           211,250
         750  IHF Capital Inc., warrants, 144A* .......................             7,594
      40,000  Imperial Credit Industries, Inc.* .......................         1,000,000
         750  Intermedia Communications of Florida Inc., warrants,
                144A* .................................................            13,350
       1,000  Knology Holdings Inc., warrants, 144A* ..................                 0
      25,000  Local Financial Corp., 144A* ............................           250,000
       2,000  Loral Orion Network Systems Inc., warrants* .............            24,250
         300  MGC Communications Inc.* ................................             8,250
      51,960  Marvel Enterprise Inc., Class A, warrants* ..............            35,722
      87,999  Marvel Enterprise Inc., Class C, warrants* ..............            22,000
         500  Motels of America Inc., 144A* ...........................               125
         291  Mothers Work Inc.* ......................................             3,055
       8,774  NS Group Inc.* ..........................................            88,837
      24,000  New Plan Excel Realty Trust Inc. ........................           415,500
       1,500  Nucentrix Broadband Network, warrants* ..................                 0
       3,500  Optel Inc.* .............................................            35,000
       1,000  Park & View Inc., warrants, 144A* .......................                 0
     125,449  Prime Retail Inc. .......................................           995,753
       4,094  Prime Retail Inc., conv. pfd., series B .................            50,663
      33,333  Resource Asset Investment Trust .........................           354,163
      19,240  SF Holdings Group Inc., class C, 144A* ..................            48,100
         105  SF Holdings Group Inc., exch. pfd., 144A ................           367,500
         520  SF Holdings Group Inc., exch. pfd., series B ............         1,820,000
       1,000  Sabreliner Corp., warrants* .............................             1,000
       2,000  Senior Housing Property Trust ...........................            24,500
       3,750  Sheffield Steel Corp., warrants* ........................             3,750
         500  Signature Brands, Inc.,warrants* ........................                 0
      28,744  Splitrock Services Inc.* ................................           628,775
       1,500  Telehub Communications Corp., warrants, 144A* ...........               937
       2,000  Trans World Airlines Inc.* ..............................           168,000
      25,000  Ugly Duckling Corp.* ....................................           221,875
       1,000  Unifi Communications Inc., warrants, 144A* ..............               135
       9,800  Uniroyal Technology Corp., warrants* ....................            58,800
       6,600  V2 Music Holdings PLC, warrants* ........................                66
       4,500  Vialog Corporation, warrants* ...........................           202,500
       1,500  WHX Corp., pfd. .........................................            53,906
     104,563  Wilshire Financial Services Group Inc. ..................           150,309
      40,000  Wilshire Real Estate Investments* .......................           116,250
       1,500  Wireless One Inc., warrants* ............................                15
                                                                             ------------
              TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS (cost
              $15,215,910) ............................................        12,123,180
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (cost $279,885,635) .....      $227,696,454
                                                                             ------------

SHORT-TERM INVESTMENTS -- 0.82%

 Par
Value
              COMMERCIAL PAPER:
  $1,963,000  Case Credit, 5.30%, 11/01/99, A2/P2 .....................         1,962,422
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS (cost $1,962,422) ..........         1,962,422
                                                                             ------------
              TOTAL INVESTMENTS -- 96.35% (COST $281,848,057) .........       229,658,876
                                                                             ------------
              OTHER ASSETS -- 3.65% ...................................         8,709,239
                                                                             ------------
              TOTAL ASSETS -- 100% ....................................      $238,368,115
                              ===                                            ============

  (a)  Percentages indicated are based on total assets.
  (b)  Denotes company has filed for bankruptcy.
  (c)  When issued security.
  (d)  Denotes security is in receivorship.
  (e)  Denotes security currently in default.
   NR  Denotes not rated.
    *  Non-income producing security.

       The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
BALANCE SHEET
October 31, 1999

ASSETS

Investments in securities at value (identified cost $281,848,057;
  see Schedule of Investments and Note 2) ......................  $229,658,876
Cash ...........................................................        25,996
Receivables:
  Investment securities sold ...................................     1,701,979
  Interest and dividends .......................................     6,902,283
Prepaid insurance ..............................................        75,135
Other assets ...................................................         3,846
                                                                  ------------
        Total assets ...........................................  $238,368,115
                                                                  ------------

LIABILITIES

Payables:
  Investment securities purchased ..............................  $  1,820,812
Accrued expenses (Note 3) ......................................       380,493
Bank loan (Note 12) ............................................    50,000,000
                                                                  ------------
        Total liabilities ......................................  $ 52,201,305
                                                                  ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 26,673,903 shares ................  $    800,217
  Capital in excess of par value (Notes 2 and 5) ...............   285,819,239
  Distributions in excess of accumulated net investment
    income (Note 2) ............................................      (119,650)
  Accumulated net realized loss from security transactions .....   (48,143,815)
  Net unrealized depreciation of investments ...................   (52,189,181)
                                                                  ------------

        Total net assets (equivalent to $6.98 per share, based
           on 26,673,903 shares outstanding) ...................  $186,166,810
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 1999

INVESTMENT INCOME (Note 2):
  Interest income ..............................................  $ 24,565,750
  Dividend income ..............................................       807,546
  Accretion of discount ........................................     6,765,130
                                                                  ------------
        Total investment income ................................  $ 32,138,426
                                                                  ------------

EXPENSES:
  Interest expense .............................................  $  2,903,210
  Investment advisory fee (Note 3) .............................     1,465,527
  Custodian and transfer agent fees ............................       169,999
  Professional fees ............................................       191,473
  Directors' fees ..............................................        89,672
  Insurance expense ............................................       107,595
  Excise tax expense ...........................................        83,536
  Miscellaneous expenses .......................................       226,001
                                                                  ------------
        Total expenses .........................................  $  5,237,013
                                                                  ------------
        Net investment income ..................................  $ 26,901,413
                                                                  ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments sold ........................  $(38,743,202)
  Change in net unrealized depreciation of investments (Note 2)     13,820,247
                                                                  ------------
        Net realized and unrealized loss on investments ........  $(24,922,955)
                                                                  ------------
        Net increase in net assets resulting from operations ...  $  1,978,458
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received ............................  $  25,379,198
  Operating expenses paid ....................................     (5,300,157)
                                                                -------------
        Net cash provided by operating activities ............  $  20,079,041
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ..........................  $(345,491,851)
  Sales and maturities of portfolio securities ...............    288,451,178
                                                                -------------
        Net cash used in investing activities ................  $ (57,040,673)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering
    and sale of common stock .................................  $  54,955,507
  Proceeds from bank loan ....................................     10,000,000
  Common stock dividends paid from operations ................    (28,607,609)
                                                                -------------
        Net cash provided by financing activities ............  $  36,387,898
                                                                -------------
NET (DECREASE) IN CASH .......................................  $    (573,734)
CASH, BEGINNING OF PERIOD ....................................        599,730
                                                                -------------
CASH, END OF PERIOD ..........................................  $      25,996
                                                                =============

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations .......  $   1,978,458
  Decrease in interest and dividend receivables ..............          5,902
  Amortization of deferred assets ............................          7,053
  Decrease in other assets ...................................        114,204
  Decrease in accrued expenses and other payables ............       (184,401)
  Net realized loss on investments sold ......................     38,743,202
  Change in net unrealized depreciation of investments .......    (13,820,247)
  Accretion of bond discount .................................     (6,765,130)
                                                                -------------
        Net cash provided by operating activities ............  $  20,079,041
                                                                =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ...................  $   2,997,599
  Cash paid during the period for excise taxes ...............        123,991
                                                                =============

    The accompanying notes are an integral part of the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Year Ended October 31,
                                                               --------------------------------
                                                                   1999               1998
                                                               -------------      -------------
FROM OPERATIONS:
  Net investment income ..................................     $  26,901,413      $  24,548,657
  Net realized loss on investments sold ..................       (38,743,202)        (5,007,628)
  Change in net unrealized appreciation (depreciation) of
    investments ..........................................        13,820,247        (69,126,156)
                                                               -------------      -------------
        Net increase (decrease) in net assets resulting
         from operations .................................     $   1,978,458      $ (49,585,127)
                                                               -------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (237,917 shares and 175,689 shares,
    respectively) to common stockholders for reinvestment
    of dividends .........................................     $   2,063,366      $   1,995,745
  Net proceeds from sale of common stock issued (6,630,663
    and 4,914,203 shares, respectively, after deducting
    $2,691,261 and $2,599,872 of soliciting fees and other
    expenses, respectively) ..............................        54,995,507         53,422,039
  Redemption of taxable auction rate preferred stock (200
    shares at $100,000 liquidation
    preference) ..........................................         --               (20,000,000)
                                                               -------------      -------------
        Increase in net assets resulting from fund share
           transactions ..................................     $  57,058,873      $  35,417,784
                                                               -------------      -------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($0 and $3,144 per share,
respectively) ............................................     $           0      $    (628,030)
  Common dividends ($1.26 and $1.26 per share,
    respectively) from accumulated net investment income .       (30,583,565)       (23,313,075)
  Common dividends ($0 and $0 per share, respectively) in
    excess of accumulated net investment income ..........           (87,410)         --
                                                               -------------      -------------
        Decrease in net assets resulting from
distributions to stockholders ............................     $ (30,670,975)     $ (23,941,105)
                                                               -------------      -------------
        Total net increase (decrease) in net assets ......      $ 28,366,356      $ (38,108,448)

NET ASSETS:
  Beginning of period ....................................       157,800,454        195,908,902
                                                               -------------      -------------

  End of period (including $(119,650) and $3,682,152 of accumulated undistributed (distributions in excess of) net investment income as of
    October 31, 1999 and
    October 31, 1998, respectively) ......................     $ 186,166,810      $ 157,800,454
                                                               =============      =============

          The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                             For the Years Ended October 31, (b)
                                ----------------------------------------------------------------------------------------------
                                   1999             1998             1997             1996             1995            1994
                                -----------      -----------      -----------      -----------      -----------     ----------
Net asset value, beginning of
  period .....................  $      7.97      $     11.94      $     11.70      $     11.10      $     11.07     $    12.75
                                -----------      -----------      -----------      -----------      -----------     ----------

Net investment income ........  $      1.08#     $      1.30#     $      1.38#     $      1.50#     $      1.35     $     1.44#
Net realized and unrealized
  gain (loss) on investments..        (1.00)#          (3.76)#            .72#             .60#             .09          (1.14)#
                                -----------      -----------      -----------      -----------      -----------     ----------
        Total from investment
          operations .........  $       .08      $     (2.46)     $      2.10      $      2.10      $      1.44     $      .30
                                -----------      -----------      -----------      -----------      -----------     ----------
Distributions:
Dividends from accumulated net
  investment income
    To preferred stockholders   $    --          $      (.03)     $      (.09)     $      (.12)     $      (.15)    $     (.09)
    To common stockholders ...        (1.26)           (1.26)           (1.26)           (1.26)           (1.26)         (1.35)
                                -----------      -----------      -----------      -----------      -----------     ----------
        Total distributions ..  $     (1.26)     $     (1.29)     $     (1.35)     $     (1.38)     $     (1.41)    $    (1.44)
                                -----------      -----------      -----------      -----------      -----------     ----------

Effect of sale of common stock
  and related expenses from
  rights offerings ...........  $       .19       $     (.22)     $      (.51)     $      (.12)     $   --          $     (.54)
                                -----------      -----------      -----------      -----------      -----------     ----------

Net asset value, end of period  $      6.98       $     7.97      $     11.94      $     11.70      $     11.10     $    11.07
                                ===========      ===========      ===========      ===========      ===========     ==========
Per share market value, end of
  period .....................  $      7.94      $     10.25      $     12.39      $     12.00      $     11.64     $    10.50
                                ===========      ===========      ===========      ===========      ===========     ==========
Total investment return ......     (11.78)%          (7.63)%           14.82%           15.29%           28.57%        (7.78)%
                                ===========      ===========      ===========      ===========      ===========     ==========
Net assets, end of period,
  applicable to common
  stock (a) ..................  $   186,167      $   157,800      $   175,909      $   120,711      $    93,309     $   92,072
                                ===========      ===========      ===========      ===========      ===========     ==========
Net assets, end of period,
  applicable to
  preferred stock (a) ........  $   --           $   --           $    20,000      $    20,000      $    20,000     $   20,000
                                ===========      ===========      ===========      ===========      ===========     ==========
Net assets, end of period (a)   $  $186,167      $   157,800      $   195,909      $   140,711      $   113,309     $  112,072
                                ===========      ===========      ===========      ===========      ===========     ==========
Ratio of operating expenses to
  average net assets,
  applicable to common stock .        2.67%            2.67%            2.30%            3.06%            3.27%          3.27%
Ratio of net investment income
  to average net assets,
  applicable to common stock .       13.72%           11.92%           11.94%           13.20%           13.47%         12.25%
Ratio of operating expenses to
  average net assets** .......        2.14%+           2.18%+           1.81%+           2.21%+           2.28%+         2.30%+
Ratio of net investment income
  to average net assets** ....       11.01%            9.72%            9.42%            9.51%            9.39%          8.64%
Portfolio turnover rate ......      126.45%          156.48%          176.04%          108.33%           80.71%         72.00%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-
    for-three reverse stock split in April of 1998. (Note 10).
 ** Ratios calculated on the basis of expenses and net investment income relative to average net assets (total assets less accrued liabilities (excluding bank loans and senior notes)).
  + Excluding interest expense, the ratio of operating expenses to average net assets (total assets less accrued liabilities
    (excluding  bank loans and senior notes)) is .95%, 1.20%, 1.13%, 1.30%, 1.29% and 1.32%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                      The accompanying notes are an integral part of these financial statements.


PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                         As of October 31,
                                      ------------------------------------------------------------------------------------
                                          1999         1998          1997           1996           1995           1994
                                      ------------------------------------------------------------------------------------
Total Amount
Outstanding:
  Indebtedness                        $50,000,000   $40,000,000   $20,000,000    $20,000,000    $20,000,000    $20,000,000
  Preferred stock                            --            --      20,000,000     20,000,000     20,000,000     20,000,000

Asset Coverage:
  Per Indebtedness(a)                         472%          495%        1,080%           804%           667%           660%
  Per preferred stock share (b)               N/A           N/A           540%           402%           333%           330%

Involuntary Liquidation Preference:
  Per preferred stock share (c)               N/A           N/A   $   100,000    $   100,000    $   100,000    $   100,000

Approximate Market Value:
  Per note                                    N/A           N/A   $  1,003.80    $    990.00    $    987.50    $    937.10
  Per preferred stock share                   N/A           N/A       100,000        100,000        100,000        100,000

(a)  Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b)  Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c)  Plus accumulated and unpaid dividends.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 1999

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment-grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser pursuant to procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  The Fund has reclassified $90,548 from paid in capital to distributions in excess of accumulated net investment income, $18,529,051 from paid in capital to accumulated net realized loss from security transactions and $122,788 from distributions in excess of accumulated net investment income to accumulated net realized loss from security transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1999, the cost of investments in securities for federal income tax purposes was $283,445,581. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $6,503,232. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $60,289,937. The net unrealized loss on securities held by the Fund was $(53,786,705) for federal income tax purposes.

  At October 31, 1999, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

         $   (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
           (4,688,248)              October 31, 2006
          (37,346,116)              October 31, 2007
         -----------
         $(46,546,291)
         ============

  (d) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes had been deferred and amortized on a straight-line basis over a period of five years. The senior notes were redeemed (see Note 4) and the remaining deferred balance was written-off during the year ended October 31, 1998.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $1,465,527 in management fees for the year ended October 31, 1999. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly net asset value defined as, total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1999, the fee payable to the Investment Adviser was $169,404, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  The Fund issued $20,000,000 of Senior Notes (the Senior Notes) that would mature, if not previously redeemed, on December 1, 1998. The Fund was required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes were subject to mandatory redemption if the Fund fails to maintain these asset coverages. Interest on the Senior Notes was at the rate of 6.53% per annum through November 30, 1998 and was due every June 1 and December 1, commencing December 1, 1993.

  On July 24, 1998, the Fund redeemed all of its Senior Notes at an aggregate redemption price of $20 million, plus accrued interest. The funds required to redeem the Senior Notes were borrowed under a new $50 million credit facility discussed in Note 12.

(5) REDEEMABLE PREFERRED STOCK
  Dividends on the 200 shares of preferred stock outstanding at October 31, 1994, 1995, 1996 and 1997 were cumulative at a rate that was established at the offering of the preferred stock and which was reset every 30 days thereafter by an auction. These shares of preferred stock were redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock was also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund was in default of its surety asset coverage requirements with respect to the preferred stock. In general, the holders of the preferred stock and the common stock voted together as a single class, except that the holders of the preferred stock, as a separate class, voted to elect two members of the Board of Directors, and separate class votes were required on certain matters that affected the respective interests of the preferred stock and common stock. The preferred stock had a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund was required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

  On May 15, 1998, the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million. The funds required to redeem the preferred stock were borrowed under a new credit facility discussed in Note 12.

(6) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $348,977,066 and $285,816,018, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1999.

(7) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(8) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share payable on November 30 and December 31, 1998, and January 29, February 26, March 31, April 30, May 28, June 30, July 30, August 31, September 30, and October 29, 1999.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for a distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If, on the record date for distributions, the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(9) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1999, the fair value of the bank term loan was $50,000,000.

(10) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect to this reverse stock split.

(11) RIGHTS OFFERING
  On January 26, 1999, the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, nontransferable rights entitling the holders thereof to subscribe for an aggregate of 6,630,663 shares of the Fund's common stock. Each record date shareholder received one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on February 19, 1999 and the Fund issued, on a post-split basis, 6,630,663 shares of common stock at $8.70 per share. Proceeds to the Fund amounted to $54,995,507, net of soliciting fees and offering expenses of $2,691,261.

(12) BANK LOAN
  The Fund has entered into a $50 million credit agreement ("the Agreement") with a lending institution. The Fund's ability to utilize this facility extends until April 30, 2001, though there are provisions in the Agreement which allow for its modification prior to April 30, 2001, including extension, termination and reduction of the facility amount. The Fund has the option to choose the applicable interest rate on its borrowing with such rates being based upon either the higher of the lending institution's base lending rate or one half percent above the Federal funds rate, or, LIBOR plus 0.55%. Under the terms of the loan agreement the Fund is required to maintain certain debt covenants, which include that the Fund's total liabilities plus, without duplication, the aggregate amount of its debt, may not exceed 25% of its total assets. The weighted average loan balance and interest rate for the year ended October 31, 1999 was approximately $48,288,000 and 5.86%, respectively. The outstanding loan balance at October 31, 1999 was $50 million, with an average interest rate on the outstanding loans of 5.97%. The Agreement also provides for commitment fees at a rate of 0.09% per year on the daily amount by which the aggregate amount of the commitment amount of $50 million exceeds the aggregate outstanding principal of the bank loans.

(13) SUBSEQUENT EVENT
  On October 4, 1999, the Fund announced that Prospect Street Investment Management Co., Inc. (PSIM) had entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital Management, L.P. ("Highland") of Dallas, Texas. At the Special Meeting of Stockholders held on December 17, 1999 the stockholders elected six additional Directors of the Fund and approved the new Advisory Agreement between the Fund and Highland, both of which will become effective only upon the sale of certain of the assets and goodwill of PSIM to Highland (the "Transaction"), which is scheduled for January 21, 2000. The Transaction remains subject to the refinancing by the Fund of its outstanding $50 million senior loan facility and certain other conditions.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1999, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended October 31, 1999 and 1998 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1999, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 17, 1999

                           PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                                          AUDITORS
Prospect Street Investment Management Co., Inc.             Arthur Andersen LLP
60 State Street, Suite 3750                                 Boston, MA
Boston, MA 02109
                                                            TRANSFER AND SHAREHOLDERS' SERVICING AGENT
OFFICERS                                                    State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President                      P.O. Box 8200
John A. Frabotta -- Vice President,                         Boston, MA 02266
                    Treasurer and Chief Investment          (800) 426-5523
                    Officer
Karen J. Thelen -- Secretary                                CUSTODIAN
                                                            State Street Bank and Trust Company
DIRECTORS                                                   Boston, MA
John S. Albanese
C. William Carey, Chairman                                  Listed: NYSE
Joseph G. Cote                                              Symbol: PHY
John A. Frabotta
Richard E. Omohundro, Jr.
Harlan D. Platt
Christopher E. Roshier

LEGAL ADVISER
Olshan Grundman Frome Rosenzweig &
Wolosky LLP
New York, NY

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  60 State Street, Suite 3750
  Boston, MA 02109